Preferred Stock	6 Months Ended
Dec. 31, 2021
Equity [Abstract]
Preferred Stock

9.	Preferred Stock

The Company has 100,000 shares authorized of Series Preferred Stock, par value, $0.01, of which 5,000 shares of Series F Preferred Stock (at a fair value of $170) were issued to the CEO in December 2019 and 10,002 shares of Series G Preferred Stock were issued pursuant to the conversion of $6,532,206 in outstanding related party notes and accrued interest into preferred shares.

Each share of Series F Super Preferred Stock entitles the holder to the greater of (i) one hundred thousand votes for each share of Series F Super Preferred Stock, or (ii) the number of votes equal to the number of all outstanding shares of Common Stock, plus one additional vote such that the holders of Series F Super Preferred Stock shall always constitute a majority of the voting rights of the Corporation. In any vote or action of the holders of the Series F Super Preferred Stock voting together as a separate class required by law, each share of issued and outstanding Series F Super Preferred Stock shall entitle the holder thereof to one vote per share. The holders of Series F Super Preferred Stock shall vote together with the shares of Common Stock as one class.

Each share of Series G Convertible Preferred share converts into 2,177 shares of common stock (equivalent to converting the related equity dollars into common shares at $0.30 per share).  Series G Convertible Preferred shares do not have voting rights.